SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) July 1, 2003
                                  ------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On July 1, 2003, General Motors Corporation (GM) issued a news release announcing June sales. The release is as follows:

GM Reports June Sales of 429,742, Up 1.5 Percent

Truck Sales Up 10 Percent; New Industry Record For Month and Second Quarter Utility Vehicles Up 10 Percent; New Industry Record For Month and Second Quarter


DETROIT - General Motors Corp. dealers sold 429,742 new cars and trucks in June in the United States, up 1.5 percent compared to June 2002. GM's overall truck sales (247,577) were up 10 percent over a year ago. Car sales (182,165) were down 8.5 percent from the year-ago level.

"June sales were solid, with deliveries up from strong year-ago levels," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "Importantly, our continued record-breaking sales in trucks and utility vehicles put us in a great position as we close out the 2003 model year and ramp up for 2004. Despite some economic uncertainty, industry sales levels for the first half of the year have been in line with our expectations. We remain optimistic that the second half of the year will improve and that this momentum will carry into 2004."

GM Truck Sales

For the third consecutive month, GM established a new industry record for truck sales, with total deliveries (247,577) up 10 percent from June 2002. Leading the sales surge were industry-record utility sales (111, 239), up 10 percent from last year. GM also had record June sales for large luxury utilities with 6,943 deliveries, up 78 percent over June 2002 and small utilities (12,828), up 27 percent. Total pickup sales in June (102,353) were up 17 percent from a year ago. Full-size pickup sales (81,666) were up 17 percent, and sales of small pickups (20,687) improved 14 percent over last year.

GM shattered the second-quarter industry sales record for trucks (750,707), which was up 8 percent from last year and the second-quarter industry sales record for utility vehicle sales (328,642), up 13 percent from a year ago. In the second quarter, sales of mid-size utilities (146, 216) established a GM record, up 8 percent. GM second-quarter records also were set for small utilities (31,748), up 12 percent; large and extra-large utilities (127,912), up 11 percent; and large luxury utilities (22,766), up 91 percent.

GM Car Sales

GM had strong sales results in several segments, despite a decline in overall sales. Sales of entry-level cars were up 16 percent over year-ago levels, led by strong Cavalier sales (34,213), which were up 50 percent and Vibe sales (5,568), up 50 percent. Additionally, Chevrolet Impala continued to break monthly sales records.

Divisional Highlights

Chevrolet - Chevrolet car sales were up 11 percent in June. Impala sales (21,378) set new June and second-quarter records (75,163). Impala sales for the month improved 48 percent over last year. In trucks, full-size pickup sales (65,226) improved 21 percent over year-ago levels, with Silverado sales (56,579) up 18 percent, and Avalanche (8,647) up 40 percent. Both established June and second quarter sales records. S-10 pickup sales (16,285) were up 14 percent over June 2002. In the utility segment, Suburban sales (12,102) were up 19 percent. TrailBlazer sales (24,820) were up 17 percent.

GMC - GMC's total sales for June (52,141) were up 18 percent, led by record June sales of Envoy (13,263), up 40 percent from last year and Yukon (7,090), up 32 percent. Envoy and Yukon also established second-quarter records. Yukon XL sales (5,940) were 27 percent higher than June 2002. In the pickup segment, Sonoma deliveries (4,402) were up 15 percent.

Cadillac - Cadillac total sales were up 7 percent calendar year-to-date. CTS sales (4,408) increased 38 percent over last June. CTS calendar year-to-date sales (25,766) were a 75 percent improvement over 2002.

HUMMER - H2 sales continue to be strong with 2,445 deliveries in June.

Saab - Saab 9-3 sales (2,675) were up 23 percent.

Buick - LeSabre had 15,434 sales, up 47 percent from last year. Park Avenue deliveries (2,507) were up 28 percent from the year-ago level.

Pontiac - Grand Prix deliveries (11,535) improved 10 percent from June 2002. Vibe had record June sales (5,568), up 50 percent from last year and record second-quarter sales (16,047).

Saturn - VUE had record sales for the month (7,798), up 53 percent and for the second quarter (20,767). ION sales continued to improve, with 12,372 deliveries in June.

Certified Used Vehicles

GM's certified used vehicle program had a strong month in June with approximately 37,039 total certified used vehicle sales, including the Cadillac, Saturn and Saab certified brands. "Our certified used vehicle program continues to perform well," Smith said. "The GM Certified Used Vehicle brand alone sold 30,467 vehicles, which was 9 percent higher than last year, and Saab Certified had a record month with 917 sales."

GM Announces June and Second Quarter 2003 Production Results; Third Quarter 2003 Production Forecast Remains Unchanged

In June, GM North America produced 421,000 vehicles (164,500 cars and 256,500 trucks), compared to 465,000 vehicles (209,000 cars and 256,000 trucks) produced in June 2002. (Production totals include joint venture production of 15,500 vehicles in June and 9,000 vehicles in June 2002.)

In the second quarter of 2003, GM North America produced 1.373 million vehicles (543,500 cars and 829,500 trucks). In the second quarter of 2002, GM North America built 1.553 million vehicles (688,000 cars and 865,000 trucks).

GM's current 2003 third-quarter production forecast for North America remains unchanged at 1.225 million units (479,000 cars and 746,000 trucks), down approximately 6 percent from 2002 third-quarter production of 1.307 million units (567,000 cars and 740,000 trucks).

GM also announced current third-quarter production forecasts for its international regions:

GM Europe - The region's current third-quarter production forecast is 418,000 vehicles, down 5,000 vehicles from last month's initial forecast. GM Europe built 408,000 vehicles in the third quarter of 2002.

GM Asia Pacific - The region's current third-quarter production forecast remains unchanged at 103,000 vehicles. In the third quarter of 2002, the region built 87,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised third-quarter production forecast is 152,000 vehicles, down 5,000 vehicles from last month. The region built 132,000 vehicles in the third quarter of 2002.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 342,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #


Detroit -- General Motors delaers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                        Calendar Year-to-Date
                                 June                     January - June
                      ---------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   26         2003      2002   per S/D     2003      2002       %Chg
-------------------------------------------------------------------------------
Vehicle Total          429,742   458,876    1.5   2,284,334  2,414,156    -5.4
-------------------------------------------------------------------------------
Car Total              182,165   215,741   -8.5     969,476  1,060,307    -8.6
-------------------------------------------------------------------------------
Truck Total            247,577   243,135   10.3   1,314,858  1,353,849    -2.9
-------------------------------------------------------------------------------
Light Truck Total      243,810   239,887   10.1   1,295,000  1,333,733    -2.9
-------------------------------------------------------------------------------
Light Vehicle Total    425,975   455,628    1.3   2,264,476  2,394,040    -5.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                                Calendar Year-to-Date
                                 June                     January - June
                      ---------------------------------------------------------
                                          % Chg
                        2003      2002   per S/D     2003       2002      %Chg
-------------------------------------------------------------------------------
Buick                   29,339    38,507  -17.5     168,143    189,324   -11.2
Cadillac                15,160    19,696  -16.6      95,546     89,630     6.6
Chevrolet              244,003   242,184    9.1   1,268,435  1,344,000    -5.6
GMC                     52,141    47,722   18.4     262,629    263,712    -0.4
HUMMER                   2,493        69  ***.*      16,975        296   ***.*
Oldsmobile              10,877    17,616  -33.1      67,599     84,993   -20.5
Other - Isuzu            1,215     1,190   10.6       6,362      6,786    -6.2
Pontiac                 44,967    53,276   -8.6     227,165    269,117   -15.6
Saab                     3,920     3,981    6.7      24,474     20,558    19.0
Saturn                  25,627    34,635  -19.8     147,006    145,740     0.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    178,245   211,749   -8.8     944,987  1,039,531    -9.1
-------------------------------------------------------------------------------
Light Truck            243,810   239,887   10.1   1,295,000  1,333,733    -2.9
-------------------------------------------------------------------------------

Twenty-four selling days for the June period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2003
-------------------------------------------------------------------------------
                                                        Calendar Year-to-Date
                         (1)         June                  January - June
                         ------------------------------------------------------
                                             %Chg
                           2003      2002  per S/D     2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      26
-------------------------------------------------------------------------------

Century                    5,999    15,272  -57.4     50,236      67,768 -25.9
LeSabre                   15,434    11,394   46.7     58,239      61,946  -6.0
Park Avenue                2,507     2,129   27.6     13,756      15,055  -8.6
Regal                      1,393     4,051  -62.7     12,032      14,401 -16.5
Riviera                        0         0  ***.*          0           0 ***.*
      Buick Total         25,333    32,846  -16.4    134,263     159,170 -15.6
-------------------------------------------------------------------------------
Catera                         0        11  ***.*         15         218 -93.1
CTS                        4,408     3,466   37.8     25,766      14,703  75.2
DeVille                    4,939     9,266  -42.3     33,123      37,175 -10.9
Eldorado                       6       562  -98.8        185       3,617 -94.9
Seville                    1,357     2,236  -34.3     10,851      11,203  -3.1
     Cadillac Total       10,710    15,541  -25.3     69,940      66,916   4.5
-------------------------------------------------------------------------------
Camaro                        94     2,668  -96.2        933      16,648 -94.4
Cavalier                  34,213    24,713   50.0    128,346     139,611  -8.1
Classic                    6,011         0  ***.*      6,011           0 ***.*
Corvette                   2,272     2,708   -9.1     16,946      15,607   8.6
Impala                    21,378    15,655   47.9    133,948      94,558  41.7
Lumina                         0         1  ***.*         15          30 -50.0
Malibu                     7,954    21,597  -60.1     73,213      88,258 -17.0
Metro                          0         0  ***.*          1          12 -91.7
Monte Carlo                5,285     6,263   -8.6     31,134      31,215  -0.3
Prizm                          0     1,761  ***.*         16      12,587 -99.9
    Chevrolet Total       77,207    75,366   11.0    390,563     398,526  -2.0
-------------------------------------------------------------------------------
Alero                      7,613    10,766  -23.4     50,836      50,274   1.1
Aurora                       298       998  -67.7      2,262       5,554 -59.3
Cutlass                        0         0  ***.*          0           0 ***.*
Eighty Eight                   0         0  ***.*          0           0 ***.*
Intrigue                      51     1,577  -96.5        634       8,696 -92.7
    Oldsmobile Total       7,962    13,341  -35.3     53,732      64,524 -16.7
-------------------------------------------------------------------------------
Bonneville                 1,716     3,420  -45.6     13,012      16,848 -22.8
Firebird                      59     2,006  -96.8        769      12,078 -93.6
Grand Am                  15,194    17,883   -8.0     70,196      85,024 -17.4
Grand Prix                11,535    11,388    9.7     52,566      64,841 -18.9
Sunfire                    5,132     6,844  -18.8     20,286      41,047 -50.6
Vibe                       5,568     4,027   49.8     34,089      12,475 173.3
     Pontiac Total        39,204    45,568   -6.8    190,918     232,313 -17.8
-------------------------------------------------------------------------------
9-3                        2,675     2,351   23.3     17,956      12,976  38.4
9-5                        1,245     1,630  -17.3      6,518       7,582 -14.0
       Saab Total          3,920     3,981    6.7     24,474      20,558  19.0
-------------------------------------------------------------------------------
ION                       12,372         0  ***.*     56,530           0 ***.*
Saturn L Series            5,180    12,535  -55.2     42,548      47,785 -11.0
Saturn S Series              277    16,563  -98.2      6,508      70,515 -90.8
      Saturn Total        17,829    29,098  -33.6    105,586     118,300 -10.7
-------------------------------------------------------------------------------
        GM Total         182,165   215,741   -8.5    969,476   1,060,307  -8.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       178,245   211,749   -8.8    944,987   1,039,531  -9.1
-------------------------------------------------------------------------------
GM Import                  3,920     3,992    6.4     24,489      20,776  17.9
-------------------------------------------------------------------------------
        GM Total         182,165   215,741   -8.5    969,476   1,060,307  -8.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2003
-------------------------------------------------------------------------------
                                                        Calendar Year-to-Date
                         (1)         June                  January - June
                         ------------------------------------------------------
                                             %Chg
                           2003      2002  per S/D     2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total               25,333    32,846  -16.4    134,263     159,170 -15.6
Cadillac Total            10,710    15,530  -25.3     69,925      66,698   4.8
Chevrolet Total           77,207    75,366   11.0    390,563     398,526  -2.0
Oldsmobile Total           7,962    13,341  -35.3     53,732      64,524 -16.7
Pontiac Total             39,204    45,568   -6.8    190,918     232,313 -17.8
Saturn Total              17,829    29,098  -33.6    105,586     118,300 -10.7
     GM North America
       Total*            178,245   211,749   -8.8    944,987   1,039,531  -9.1
-------------------------------------------------------------------------------
Cadillac Total                 0        11  ***.*         15         218 -93.1
Saab Total                 3,920     3,981    6.7     24,474      20,558  19.0
     GM Import Total       3,920     3,992    6.4     24,489      20,776  17.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total               29,339    38,507  -17.5    168,143     189,324 -11.2
Cadillac Total            15,160    19,696  -16.6     95,546      89,630   6.6
Chevrolet Total          244,003   242,184    9.1  1,268,435   1,344,000  -5.6
GMC Total                 52,141    47,722   18.4    262,629     263,712  -0.4
HUMMER Total               2,493        69  ***.*     16,975         296 ***.*
Oldsmobile Total          10,877    17,616  -33.1     67,599      84,993 -20.5
Other-Isuzu Total          1,215     1,190   10.6      6,362       6,786  -6.2
Pontiac Total             44,967    53,276   -8.6    227,165     269,117 -15.6
Saab Total                 3,920     3,981    6.7     24,474      20,558  19.0
Saturn Total              25,627    34,635  -19.8    147,006     145,740   0.9
     GM Total            429,742   458,876    1.5  2,284,334   2,414,156  -5.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2003
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)         June                  January - June
                         ------------------------------------------------------
                                             %Chg
                           2003      2002  per S/D     2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      26
-------------------------------------------------------------------------------
Rendezvous                 4,006     5,661  -23.3     33,880      30,154  12.4
    Total Buick            4,006     5,661  -23.3     33,880      30,154  12.4
-------------------------------------------------------------------------------
Escalade                   2,492     2,965   -8.9     15,123      16,786  -9.9
Escalade ESV               1,044         0  ***.*      5,657           0 ***.*
Escalade EXT                 914     1,190  -16.8      4,826       5,928 -18.6
  Total Cadillac           4,450     4,155   16.0     25,606      22,714  12.7
-------------------------------------------------------------------------------
Astro                      3,883     4,937  -14.8     23,230      28,010 -17.1
C/K Suburban(Chevy)       12,102    11,016   19.0     56,784      64,882 -12.5
Chevy C/T Series              52       511  -89.0        503       2,981 -83.1
Chevy P Models & Mtr Hms       0         0  ***.*          0           0 ***.*
Chevy W Series               169       143   28.0      1,064       1,191 -10.7
Express Cutaway/G Cut      1,522     1,639    0.6      8,639       9,414  -8.2
Express Panel/G Van        6,612     5,381   33.1     32,363      32,198   0.5
Express/G Sportvan         1,889     1,396   46.6      8,700       9,132  -4.7
Kodiak 4/5 Series            745        75  976.1      3,639         181 ***.*
Kodiak 6/7/8 Series          282         0  ***.*      1,165           0 ***.*
S/T Blazer                 3,768    11,526  -64.6     25,744      63,420 -59.4
S/T Pickup                16,285    15,467   14.1     73,371      82,558 -11.1
Tahoe                     18,050    17,808    9.8     88,794      99,458 -10.7
Tracker                    5,030     5,430    0.4     19,576      22,690 -13.7
TrailBlazer               24,820    22,974   17.0    124,780     113,136  10.3
Venture                    6,361     9,884  -30.3     44,442      46,018  -3.4
................................................................................
     Avalanche             8,647     6,675   40.3     43,086      44,079  -2.3
     Silverado-C/K
       Pickup             56,579    51,956   18.0    321,992     326,126  -1.3
Chevrolet Fullsize
  Pickups                 65,226    58,631   20.5    365,078     370,205  -1.4
................................................................................
  Chevrolet Total        166,796   166,818    8.3    877,872     945,474  -7.2
-------------------------------------------------------------------------------
C/K Suburban(GMC)              0         0  ***.*          0           0 ***.*
Envoy                     13,263    10,257   40.1     61,187      46,337  32.0
GMC C/T Series               132       929  -84.6      1,095       6,840 -84.0
GMC W Series                 336       343    6.1      2,153       2,034   5.9
P Models & Mtr Hms(GMC)        0         0  ***.*          0           0 ***.*
S/T Jimmy                      0        50  ***.*         52         824 -93.7
Safari (GMC)               1,034     1,240   -9.7      5,645       7,424 -24.0
Savana Panel/G Classic     1,701     2,122  -13.2      9,155      10,463 -12.5
Savana Special/G Cut         562       543   12.1      5,048       4,945   2.1
Savana/Rally                 405       320   37.1      1,698       1,290  31.6
Sierra                    16,440    16,833    5.8     91,510      96,426  -5.1
Sonoma                     4,402     4,142   15.1     18,112      22,175 -18.3
Topkick 4/5 Series           369        57  601.3      2,066         103 ***.*
Topkick 6/7/8 Series         467         0  ***.*      1,811           0 ***.*
Yukon                      7,090     5,816   32.1     35,356      35,597  -0.7
Yukon XL                   5,940     5,070   26.9     27,741      29,254  -5.2
     GMC Total            52,141    47,722   18.4    262,629     263,712  -0.4
-------------------------------------------------------------------------------
HUMMER H1                     48        52    0.0        325         279  16.5
HUMMER H2                  2,445        17  ***.*     16,650          17 ***.*
   HUMMER Total            2,493        69  ***.*     16,975         296 ***.*
-------------------------------------------------------------------------------
Bravada                      588     1,406  -54.7      4,485       8,376 -46.5
Silhouette                 2,327     2,869  -12.1      9,382      12,093 -22.4
 Oldsmobile Total          2,915     4,275  -26.1     13,867      20,469 -32.3
-------------------------------------------------------------------------------
Other-Isuzu F Series         111       180  -33.2        786         948 -17.1
Other-Isuzu N Series       1,104     1,010   18.4      5,576       5,838  -4.5
 Other-Isuzu Total         1,215     1,190   10.6      6,362       6,786  -6.2
-------------------------------------------------------------------------------
Aztek                      1,841     2,484  -19.7     16,223      13,856  17.1
Montana                    3,922     5,224  -18.7     20,024      22,948 -12.7
   Pontiac Total           5,763     7,708  -19.0     36,247      36,804  -1.5
-------------------------------------------------------------------------------
VUE                        7,798     5,537   52.6     41,420      27,440  50.9
   Saturn Total            7,798     5,537   52.6     41,420      27,440  50.9
-------------------------------------------------------------------------------
     GM Total            247,577   243,135   10.3  1,314,858   1,353,849 -2.9
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       246,276   241,884   10.3  1,307,867   1,346,623  -2.9
-------------------------------------------------------------------------------
GM Import                  1,301     1,251   12.7      6,991       7,226  -3.3
-------------------------------------------------------------------------------
     GM Total            247,577   243,135   10.3  1,314,858   1,353,849  -2.9
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       243,810   239,887   10.1  1,295,000   1,333,733  -2.9
-------------------------------------------------------------------------------
GM Import                      0         0  ***.*          0           0 ***.*
-------------------------------------------------------------------------------
     GM Total            243,810   239,887   10.1  1,295,000   1,333,733  -2.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2003
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                         (1)         June                  January - June
                         ------------------------------------------------------
                                             %Chg
                           2003      2002  per S/D     2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  24      26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                4,006     5,661  -23.3     33,880      30,154  12.4
Cadillac Total             4,450     4,155   16.0     25,606      22,714  12.7
Chevrolet Total          166,697   166,720    8.3    877,175     944,676  -7.1
GMC Total                 51,892    47,469   18.4    260,991     262,378  -0.5
HUMMER Total               2,493        69  ***.*     16,975         296 ***.*
Oldsmobile Total           2,915     4,275  -26.1     13,867      20,469 -32.3
Other-Isuzu Total            262       290   -2.1      1,706       1,692   0.8
Pontiac Total              5,763     7,708  -19.0     36,247      36,804  -1.5
Saturn Total               7,798     5,537   52.6     41,420      27,440  50.9
    GM North America
       Total*            246,276   241,884   10.3  1,307,867   1,346,623  -2.9
-------------------------------------------------------------------------------
Chevrolet Total               99        98    9.4        697         798 -12.7
GMC Total                    249       253    6.6      1,638       1,334  22.8
Other-Isuzu Total            953       900   14.7      4,656       5,094  -8.6
    GM Import Total        1,301     1,251   12.7      6,991       7,226  -3.3
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                4,006     5,661  -23.3     33,880      30,154  12.4
Cadillac Total             4,450     4,155   16.0     25,606      22,714  12.7
Chevrolet Total          165,548   166,089    8.0    871,501     941,121  -7.4
GMC Total                 50,837    46,393   18.7    255,504     254,735   0.3
HUMMER Total               2,493        69  ***.*     16,975         296 ***.*
Oldsmobile Total           2,915     4,275  -26.1     13,867      20,469 -32.3
Pontiac Total              5,763     7,708  -19.0     36,247      36,804  -1.5
Saturn Total               7,798     5,537   52.6     41,420      27,440  50.9
    GM North America
      Ttoal*             243,810   239,887   10.1  1,295,000   1,333,733  -2.9
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total                4,006     5,661  -23.3     33,880      30,154  12.4
Cadillac Total             4,450     4,155   16.0     25,606      22,714  12.7
Chevrolet Total          165,548   166,089    8.0    871,501     941,121  -7.4
GMC Total                 50,837    46,393   18.7    255,504     254,735   0.3
HUMMER Total               2,493        69  ***.*     16,975         296 ***.*
Oldsmobile Total           2,915     4,275  -26.1     13,867      20,469 -32.3
Pontiac Total              5,763     7,708  -19.0     36,247      36,804  -1.5
Saturn Total               7,798     5,537   52.6     41,420      27,440  50.9
    GM Total             243,810   239,887   10.1  1,295,000   1,333,733  -2.9
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 07/01/03
-------------------------------------------------------------------------------
                       GMNA                               Total    Memo: JV*
Units 000s      Car*  Truck* Total  GME** GMLAAM   GMAP  Worldwide Car  Truck
                ------------------ ----- -------- ----- ----------
2003 Q2 #        543    830  1,373     489    128    85     2,075   19    24
O/(U) prior
forecast:@         3      0      3       0     (7)    1        (3)   0     0
-----------     ------------------ ----- -------- ----- ----------

-----------     ------------------ ----- -------- ----- ----------
2003 Q3 #        479    746  1,225     418    152   103     1,898   20    18
O/(U) prior
forecast:@       (20)    20      0      (5)    (5)    0       (10)  (1)    1
-----------     ------------------ ----- -------- ----- ----------

                      GMNA                               Total     Memo: JV*
Units 000s      Car   Truck  Total  GME** GMLAAM   GMAP  Worldwide Car  Truck
                ------------------ ----- -------- ----- ----------
   1998
1st Qtr.         673    702  1,375     424    146    36     1,981   20     6
2nd Qtr.         615    557  1,172     479    153    39     1,843   13     8
3rd Qtr.         592    410  1,002     440    137    37     1,616   14     0
4th Qtr.         819    691  1,510     522     89    36     2,157   21     9
               -----  -----  -----   -----    ---   ---    ------   --    --
    CY         2,699  2,360  5,059   1,864    525   148     7,596   68    23

   1999
1st Qtr.         781    725  1,506     524     93    38     2,161   20    15
2nd Qtr.         760    795  1,555     533    110    25     2,223   22    13
3rd Qtr.         660    699  1,359     427    112    47     1,945   19    11
4th Qtr.         759    694  1,453     530     97    47     2,127   21    17
               -----  -----  -----   -----    ---   ---     -----   --    --
    CY         2,960  2,913  5,873   2,014    412   157     8,456   82    56

   2000
1st Qtr.         746    775  1,521     572    118    40     2,251   24    13
2nd Qtr.         787    781  1,568     534    140    45     2,287   19    17
3rd Qtr.         689    630  1,319     374    151    53     1,897   16    18
4th Qtr.         670    694  1,364     513    135    47     2,059   18    17
               -----  -----  -----   -----    ---   ---     -----   --    --
    CY         2,892  2,880  5,772   1,993    544   185     8,494   77    65

   2001
1st Qtr.         581    633  1,214     538    138    51     1,941   13    14
2nd Qtr.         638    726  1,364     491    165    64     2,084   13    16
3rd Qtr.         573    665  1,238     373    146    74     1,832   11    15
4th Qtr.         573    721  1,294     441    127    67     1,929    9    16
               -----  -----  -----   -----    ---   ---     -----   --    --
    CY         2,365  2,745  5,110   1,842    575   256     7,786   46    61

   2002
1st Qtr.         600    753  1,353     456    131    65     2,005   12    11
2nd Qtr.         688    865  1,553     453    141    74     2,221   15    17
3rd Qtr.         567    740  1,307     408    132    87     1,934   19    20
4th Qtr.         601    824  1,425     453    157    81     2,116   19    24
               -----  -----  -----   -----    ---   ---     -----   --    --
    CY         2,456  3,182  5,638   1,770    561   307     8,276   65    72

   2003
1st Qtr.         592    859  1,451     491    127    77     2,146   19    24
2nd Qtr. #       543    830  1,373     489    128    85     2,075   19    24
3rd Qtr. #       479    746  1,225     418    152   103     1,898   20    18
              --------------------   -----    ---   ---     -----

      @ Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      July 2, 2003
      ------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)